UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of theSecurities
Exchange Act of 1934 (Amendment No.     )

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Industrial Logistics Properties Trust

(Name of Registrant as Specified In Its Charter)
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Notice of 2021 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, June 2, 2021 at 9:30 a.m., Eastern time

Live Webcast Accessible at
https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/

**INDUSTRIAL LOGISTICS PROPERTIES TRUST**

# BUSINESS AT A GLANCE

Industrial Logistics Properties Trust (Nasdaq: ILPT) is a real estate investment trust, or REIT, focused on owning and leasing e-commerce industrial properties, which are primarily used for warehouse and distribution purposes. ILPT's more than 280 properties are leased to over 250 tenants, contain approximately 35 million square feet and are in 31 states. Most of ILPT's annual rental revenues come from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. ILPT is managed by The RMR Group LLC, an alternative asset management company with $32 billion in assets under management and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. ILPT is headquartered in Newton, MA. For more information, visit ilptreit.com.

**+280**
INDUSTRIAL AND LOGISTICS PROPERTIES

**35**
MILLION SQUARE FEET

**+250**
TENANTS

**98.5%**
LEASED

**9.5**
YEARS AVERAGE REMAINING LEASE TERM

**72.2%**
ANNUAL RENTABLE INCOME FROM HAWAII LAND LEASES AND INVESTMENT GRADE TENANTS

## GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT

Annualized Rental Revenues

21 Other States
17.0%
AZ
2.3%
NH
2.4%
NJ
2.9%
MD
3.0%
VA
3.0%
TN
3.1%
IN
4.6%
SC
4.7%
OH
6.3%
HI
50.7%

## COVID-19 PORTFOLIO IMPACT HAS BEEN MINIMAL

- Rent collections of above 95% for the full year.
- Occupancy above 98% for the full year.
- Continued to pay $0.33/quarter ($1.32/year) dividend, with strong coverage.

## OTHER 2020 EVENTS

- Increased liquidity and repaid short-term debt maturities.
- Closed a joint venture with two institutional investors for separate 39% ownership positions (78% combined) on 12 property portfolio valued at $680 million efficiently raising equity capital at net asset value while substantially reducing leverage.
- Named Yael Duffy as Vice President & Chief Operating Officer.

## TOP THREE TENANTS

amazon FedEx RH

Data as of 12/31/20

LETTER TO OUR SHAREHOLDERS FROM YOUR BOARD OF TRUSTEES

Dear Fellow Shareholders:

Please join us for our 2021 Annual Meeting of Shareholders, which will be held virtually at 9:30 a.m. on Wednesday, June 2, 2021. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites your receipt of these important materials while reducing the cost and environmental impact of our annual meeting.

Despite the COVID-19 pandemic, we successfully advanced our business strategies, making steady progress on our key priorities to reduce leverage, expand the portfolio and create value for our shareholders and other stakeholders. In 2020, we entered into new and renewal leases for approximately 1.1 million square feet, resulting in weighted average rental rates that were 14.7% higher than prior rental rates with a weighted average lease term of 11.4 years. Our portfolio occupancy remained stable at 98.5%, demonstrating the strong demand for our high quality industrial and logistics properties. We closed on our first joint venture, which has reduced our leverage and demonstrated the value of our mainland portfolio. We also added strategic properties to our portfolio.

We believe that our liquidity and financial resources position us well to weather and take advantage of market disruptions resulting from the COVID-19 pandemic. As of December 31, 2020, we had:

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  $529.0 million of availability under our revolving credit facility and $22.8 million of cash on hand;

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  no outstanding debt scheduled to mature until the maturity of our revolving credit facility in December 2021, which maturity is subject to two six month extensions at our option;

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  72.2% of our annualized rental revenues, as of December 31, 2020, derived from investment grade rated tenants, subsidiaries of investment grade rated parent entities or Hawaii land leases; and

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  only 1.4% of our annualized rental revenues, as of December 31, 2020, scheduled to expire in 2021.

We continue to monitor changing events and circumstances with an eye to managing for the global good, mitigating the negative impact on our business and best positioning us for stability and long term growth.

We thank you for your investment in our Company and for the confidence you put in this Board to oversee your interests in our business.

March 29, 2021

Bruce M. Gans Lisa Harris Jones Joseph L. Morea	John G. Murray Kevin C. Phelan Adam D. Portnoy

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS OF INDUSTRIAL LOGISTICS PROPERTIES TRUST

Agenda:

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Elect the Trustee nominee identified in the accompanying Proxy Statement to our Board of Trustees;

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Advisory vote to approve executive compensation;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2021 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on March 24, 2021.

Attending Our 2021 Annual Meeting: Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders and other stakeholders, our 2021 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. No physical meeting will be held.

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Record Owners:  If you are a shareholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/. Please have the control number located on your proxy card or voting information form available.

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Beneficial Owners:  If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

Please see the accompanying Proxy Statement for additional information. By Order of our Board of Trustees, Jennifer B. Clark Secretary March 29, 2021

PROXY STATEMENT

The Board of Trustees (our "Board") of Industrial Logistics Properties Trust (the "Company," "we," "us" or "our") is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2021 annual meeting of shareholders. Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders and other stakeholders, our annual meeting will be held virtually via live webcast on Wednesday, June 2, 2021, at 9:30 a.m., Eastern time, subject to any adjournments or postponements thereof (the "2021 Annual Meeting"). We are first making these proxy materials available to shareholders on or about March 29, 2021.

Only owners of record of our common shares of beneficial interest ("Common Shares") as of the close of business on March 24, 2021, the record date for our 2021 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. Our Common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On March 24, 2021, there were approximately 65,301,088 Common Shares issued and outstanding.

The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2021
ANNUAL MEETING TO BE HELD ON WEDNESDAY, JUNE 2, 2021.

The Notice of 2021 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

PLEASE VOTE

Please vote to play a part in our future. Nasdaq rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustee	Page 15	✓ FOR	Plurality of all votes cast
2	Advisory vote to approve executive compensation*	Page 27	✓ FOR	Majority of all votes cast
3	Ratification of independent auditors*	Page 39	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 1, 2021 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 1, 2021 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  To review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  To sign up for future electronic delivery to reduce the impact on the environment.

     2021 Proxy Statement    1

PROXY SUMMARY

This proxy summary highlights information which may be provided elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on March 24, 2021, the record date for our 2021 Annual Meeting.

HOW TO CAST YOUR VOTE (Page 43)

You can vote by any of the following methods:

  •
  By Telephone or Internet.  All shareholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card.

  •
  By Written Proxy.  All shareholders of record also can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice.

  •
  Electronically at our 2021 Annual Meeting.  All shareholders of record may vote electronically at the meeting. Beneficial owners may vote electronically at our 2021 Annual Meeting if they have a legal proxy.

CORPORATE GOVERNANCE PRINCIPLES (Page 4)

We pride ourselves on continuing to observe and implement best practices in our corporate governance.

SUSTAINABILITY (Page 6)

We have a long-standing commitment to our shareholders and stakeholders to conduct our business in an environmentally and socially responsible manner.

VOTING (Pages 1, 15, 27 and 39)

PROPOSAL		BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustee	✓ FOR	Plurality of all votes cast
2	Advisory vote to approve executive compensation*	✓ FOR	Majority of all votes cast
3	Ratification of independent auditors*	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

2       2021 Proxy Statement

PROPOSAL 1: ELECTION OF TRUSTEES (Page 15)

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Joseph L. Morea as an Independent Trustee. Presented below is the expected composition of our Board immediately following our 2021 Annual Meeting, assuming the election of Joseph L. Morea as a Trustee.

NAME OF TRUSTEES	INDEPENDENT	COMMITTEE MEMBERSHIP

Bruce M. Gans, M.D.	✓	Audit Compensation (Chair) Nominating and Governance
Lisa Harris Jones	✓	Audit Compensation Nominating and Governance (Chair)
Joseph L. Morea	✓	Audit (Chair) Compensation Nominating and Governance
John G. Murray		None
Kevin C. Phelan	✓	Compensation Nominating and Governance
Adam D. Portnoy		None

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (Page 27)

COMPENSATION DISCUSSION AND ANALYSIS (Page 28)

Our compensation structure is unique because of our relationship with our manager, The RMR Group LLC ("RMR LLC"). Our business management agreement with RMR LLC is designed to incentivize RMR LLC to provide the highest quality services to us. Our Compensation Committee believes that our executive compensation program is appropriately designed to incentivize strong performance over the long term.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS (Page 39)

     2021 Proxy Statement    3

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Review of Corporate Governance Policies and Shareholder Engagement

Our Board is committed to upholding the values of good corporate governance. In recognition of the relationship between corporate governance and long term performance, and as a result of our ongoing engagement with our shareholders, our Board continues to proactively evaluate our corporate governance principles. Based on these principles, last year our Board:

  •
  expanded our Board by adding two new Board members with deep industry experience and increased the percentage of our Board comprised of independent Board members to 71.4%;

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  amended our Declaration of Trust to declassify our Board so that all of our Trustees will stand for election annually beginning with our 2023 annual meeting of shareholders, a measure which was supported by more than 85% of our shareholders;

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  conducted a shareholder outreach to all of our shareholders who hold 1% or more of our common shares;

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  retained Korn Ferry, a leading executive search and consulting firm, to identify and vet candidates to expand and refresh our Board; and

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  enhanced our compensation and sustainability disclosure and reporting in response to shareholder feedback.

This year, our Board continued to engage with Korn Ferry regarding board refreshment and expansion and conducted another shareholder outreach to all of our shareholders who hold 1% or more of our common shares.

As our Board continues on the path to enhanced governance practices, we appreciate your support of our Board and these initiatives.

Board Composition, Expansion and Refreshment

We are currently governed by a six member Board of Trustees, including four Independent Trustees and two Managing Trustees, and our Board is currently divided into three classes. In 2020, Laura A. Wilkin resigned as an Independent Trustee, effective as of September 7, 2020, to accept an executive position at one of our major tenants whose policies did not permit her to continue to serve as a member of our Board. As a result of Ms. Wilkin's resignation, our Board reduced its size from seven to six Trustees.

In 2020, with the support of more than 85% of our shareholders, our Board amended our Declaration of Trust to declassify our Board. Beginning with our 2021 Annual Meeting, the Trustees whose terms expire at an annual meeting will stand for election at the meeting for one-year terms and all Trustees will stand for election at the 2023 annual meeting of shareholders and, thereafter, for one-year terms.

Ensuring our Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long term interests of shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board continues to actively evaluate its composition. Our Board's expansion and refreshment activities have increased the ratio of Independent Trustees to Managing Trustees, created more skill mix and diversity

4       2021 Proxy Statement

and ensured a smooth transition as Trustees retire from our Board. Our Nominating and Governance Committee and our Board have an ongoing engagement with Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist our Nominating and Governance Committee in:

  •
  identifying and evaluating potential trustee candidates;

  •
  creating an even playing field among candidates identified regardless of source;

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  using the criteria, evaluations and references to prioritize candidates for consideration regardless of source; and

  •
  assisting in attracting and vetting candidates.

Process for Selecting Trustees

Our Nominating and Governance Committee screens and recommends candidates for nomination by our full Board. Our Nominating and Governance Committee is assisted with its recruitment efforts by its ongoing engagement with Korn Ferry, which recommends candidates that satisfy our Board's criteria. They also provide research and pertinent information regarding candidates, as requested.

ISG Corporate Governance Framework

We follow the Investor Stewardship Group's ("ISG") Corporate Governance Framework for U.S. Listed Companies, as summarized below:

ISG Principle	Our Practice

Principle 1: Boards are accountable to shareholders.	• We amended our Declaration of Trust to declassify our Board. Beginning in 2023, all of our Trustees will stand for election annually. • We adopted a proxy access bylaw.

Principle 2: Shareholders should be entitled to voting rights in proportion to their economic interest.	• We do not have a dual class structure; each shareholder gets one vote per share.

     2021 Proxy Statement    5

ISG Principle	Our Practice

Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.

•

In 2020, our proactive shareholder outreach extended to all of our shareholders who hold 1% or more of our common shares.

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Our engagement topics included the impact of the COVID-19 pandemic on our business, governance reform priorities, sustainability and social strategy, Board composition, leadership and refreshment, succession planning and executive compensation program disclosure.

Principle 4: Boards should have a strong, independent leadership structure.

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We have a Lead Independent Trustee with clearly defined duties and responsibilities that are disclosed to shareholders.

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Our Board considers the appropriateness of its leadership structure at least annually.

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We have strong Independent Committee Chairs.

Principle 5: Boards should adopt structures and practices that enhance their effectiveness.

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66.7% of Board members are independent.

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Our Board includes members of underrepresented communities and is comprised of 16.7% women and 16.7% African American.

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We have an active Board refreshment plan, including an ongoing engagement with an executive search and consulting firm to identify and evaluate candidates to expand and refresh our Board; two new Board members have joined our Board in the last two years.

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Our Trustees then in office attended at least 75% of all Board and applicable committee meetings in 2020, and each of our Trustees then in office attended the 2020 annual meeting of shareholders.

Principle 6: Boards should develop management incentive structures that are aligned with the long term strategy of the company.

•

Our Compensation Committee annually reviews and approves incentive compensation program design, goals and objectives for alignment with compensation and business strategies.

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Although we do not pay any cash compensation directly to our officers and have no employees, we have adopted our 2018 Equity Compensation Plan (the "Share Award Plan") to reward our named executive officers and other employees of RMR LLC who provide services to us and to align their interests with those of our shareholders.

Sustainability

Overview. Our business strategy incorporates a focus on sustainable approaches to operating our properties in a manner that benefits our shareholders, tenants and the communities in which we are located. We seek to operate our properties in ways that improve the economic performance of their operations, while simultaneously ensuring tenant comfort and safety, managing energy and water consumption, as well as greenhouse gas emissions.

6       2021 Proxy Statement

Our environmental, social and governance initiatives are primarily implemented by our manager, RMR LLC, and focus on a complementary set of objectives, including the following:

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  Responsible Investment: We seek to invest capital in our properties that both improves environmental performance and enhances asset value. During the acquisition of properties, RMR LLC assesses, among other things, environmental sustainability opportunities and climate related risks as part of the due diligence process.

  •
  Environmental Stewardship: We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage, especially when doing so may reduce operating costs and enhance the properties' competitive position. Although our properties are net leased and, therefore, our tenants oversee most of the property maintenance and improvements over the lease term, RMR LLC's asset management group proactively leverages opportunities to make our properties more environmentally friendly and efficient.

  •
  Investments in Human Capital: We rely on our manager, RMR LLC, to hire, train, and develop a workforce that meets the needs of our business, contributes positively to our society and helps reduce our impact on the natural environment. RMR LLC employs approximately 600 real estate professionals across the United States.

    In 2020, RMR LLC was recognized by The Boston Globe as a "Top Place to Work", by Fortune magazine as one of the "100 Fastest Growing Companies", by the EPA as an "ENERGY STAR Partner of the Year", by the Boston Business Journal as the "Fastest Growing Middle Market Company in Massachusetts," and it ranked 9th on Commercial Property Executive's Top Commercial Property Management Companies. Last year, RMR LLC also received the Real Estate Management Excellence Award for Employee & Leadership Development from the Institute of Real Estate Management.

    RMR LLC's recruiting programs, on-boarding, retention programs and its development and training programs currently include the following:

      o
      Leadership Development Program: This two-year rotational program prepares newly hired graduates holding a Master of Business Administration degree for future leadership roles by providing an expansive view into all RMR LLC's client companies.

      o
      LiveWell Employee Wellness Program: RMR LLC's LiveWell program provides resources and incentives to enhance employees' physical, emotional and financial wellness.

      o
      Managing with Impact: RMR LLC utilizes Managing with Impact workshops for managers throughout the company to expand their perspectives and increase their confidence as a new manager. Within their first year, managers complete the workshop and learn how to effectively delegate, solve problems and give meaningful performance feedback.

      o
      Tuition Reimbursement Program: RMR LLC offers up to $20,000 in annual tuition assistance for work-related education from accredited colleges and universities in order to deepen employees' skillsets and support personal enrichment.

      o
      Engineering Development Program: Given the increasing challenges within the real estate industry of attracting qualified engineers, RMR LLC made it a strategic focus to develop the next generation of qualified building engineers. Over the last year, it launched a program to standardize the recruitment and development of engineering candidates to prepare them for open positions and to plan for future engineering needs. RMR LLC recruited from various trade schools and job fairs to identify candidates for the two-year program. The curriculum includes specific training in electrical, HVAC, or plumbing trades and covers a range of essential engineering staff development topics.

     2021 Proxy Statement    7

      o
      Industry Associations & Credentials: In order to further their professional development, many of RMR LLC's employees seek out credentials and association memberships, with any membership costs reimbursed by RMR LLC. Examples of credentials and association memberships include: Building Owners and Managers Association Membership and Event Participation, Certified Property Manager, Certified Public Accountant and National Association of Industrial and Office Properties.

  •
  Corporate Citizenship: We seek to be a responsible corporate citizen and to strengthen the communities in which we own properties. Our manager, RMR LLC, regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company-wide service day and a charitable giving matching program.

  •
  Diversity & Inclusion: We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of 16.7% women and 16.7% members of underrepresented communities. RMR LLC is an equal opportunity employer with all qualified applicants receiving consideration for employment without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability or protected veteran status. RMR LLC is committed to racial equality and fostering a culture of diversity and inclusion. As of September 30, 2020, 34% and 27% of RMR LLC's employees were female and members of underrepresented communities, respectively.

    RMR LLC has made diversity and inclusion an important part of its hiring, retention and development programs. In 2020, RMR LLC has enhanced its hiring policies to support increasing diversity within its workforce. For every open position not filled by internal candidates, hiring managers are required to have at least one qualified woman or member of underrepresented community candidate in the final round interviews before an offer is extended to fill the position. An RMR LLC manager who is a woman and/or member of an underrepresented community is required to be part of the final round interview team. In addition, RMR LLC works with strategic industry partners like Commercial Real Estate Women (CREW) and The Partnership Inc. for posting new positions and supporting multicultural professionals.

To learn more about RMR LLC's and our sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

Our Board oversees and monitors strategic planning.	Our Board oversees risk management.	Our Board oversees succession planning and talent development for senior executive positions.
Business strategy is a key focus of our Board and embedded in the work of Board committees.	Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.	Our Nominating and Governance Committee makes an annual report to our Board on succession planning.
Company management is charged with executing business strategy and provides regular performance updates to our Board.	Company management is charged with managing risk, through robust internal processes and effective internal controls.	In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

8       2021 Proxy Statement

Our Board's Role in Oversight of Risk Management

Our Board is elected by our shareholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board's understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.

Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by our manager, RMR LLC, and RMR LLC and our officers and Director of Internal Audit are responsible for incorporating risk management in their activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.

In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided by RMR LLC and other service providers, including:

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  reports on market and industry conditions;

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  reports on the impact of the COVID-19 pandemic on our business;

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  operating and regulatory compliance reports;

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  financial reports;

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  reports on risk management and our Environmental, Social and Governance activities and initiatives;

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  regulatory and legislative updates that may impact us;

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  reports on the security of our information technology processes and our data; and

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  legal proceedings updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, our officers, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.

Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting. Our Audit Committee also reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee meets at least quarterly and reports its findings to our Board. Our Audit Committee also meets periodically with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

Our Audit Committee considers risks related to cybersecurity and receives regular reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by us,

     2021 Proxy Statement    9

including updates on the internal and external cybersecurity landscape and relevant technical developments.

Our Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of our Director of Internal Audit and RMR LLC's performance under our business and property management agreements, including any perceived risks created by compensation arrangements. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make long term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

To learn more about the risks we face, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward-Looking Statements" in our Annual Report to Shareholders for the fiscal year ended December 31, 2020 (the "Annual Report"). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Trustee Independence

Under the corporate governance listing standards of the Nasdaq and our governing documents, our Board must consist of a majority of Independent Trustees. Under our governing documents, Independent Trustees are Trustees who are not employees of RMR LLC, are not involved in our day to day activities and who meet the qualifications for independence under the applicable rules of the Nasdaq and the Securities and Exchange Commission (the "SEC").

Our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Trustees or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, our Board has determined that Bruce M. Gans, Lisa Harris Jones, Joseph L. Morea and Kevin C. Phelan currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and the Trustees with regard to each of the Trustees' relationships with us, RMR LLC or The RMR Group Inc. ("RMR Inc."), the managing member of RMR LLC, and the other companies to which RMR LLC or its subsidiaries provide management services. Our Board has concluded that none of these four Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

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Executive Sessions of Independent Trustees

Pursuant to our Governance Guidelines, our Independent Trustees are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Lead Independent Trustee, unless the Independent Trustees determine otherwise.

Board Leadership Structure

All Trustees play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Trustees.

Adam D. Portnoy serves as Chair of our Board. Our Board believes that Mr. Portnoy's leadership of RMR LLC and extensive familiarity with our day to day business provide valuable insight for our Board.

Four of our Trustees, including our Trustee nominee for election at our 2021 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Trustees are Managing Trustees, persons who have been employees, officers or directors of RMR LLC or its parent or who have been involved in our day to day activities for at least one year prior to his, her or their election as Trustees.

Lead Independent Trustee

We have a Lead Independent Trustee who is selected annually by the vote of a majority of our Independent Trustees. Currently, Dr. Gans serves as our Lead Independent Trustee. Our Lead Independent Trustee has well-defined, substantive responsibilities that include:

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  presiding at all meetings of our Board at which the Chair or a Managing Trustee is not present;

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  presiding at all meetings and executive sessions of the Independent Trustees;

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  having the authority to call meetings of the Independent Trustees or executive sessions of the Independent Trustees;

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  serving as the principal liaison between the Independent Trustees and the senior management team;

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  arranging, together with the Chair of our Board, for appropriate information (including quality and quantity) to be timely provided to our Board and the Independent Trustees;

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  assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, RMR LLC;

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  •
  assisting with setting Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;

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  considering suggestions for meeting agenda items from other Independent Trustees;

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  authorizing the retention of advisors and consultants who report directly to the Independent Trustees when appropriate; and

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  if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with shareholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

We have also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our and RMR LLC's (and its subsidiaries') board members, officers and in the case of RMR LLC, employees, and ensure compliance with applicable laws and regulations.

Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code, information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code, and how to communicate with our Trustees. To access these documents on our website visit www.ilptreit.com.

Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities and those of RMR Inc. or any other public company to which RMR LLC or its affiliates provide management services.

Nominations for Trustees

Shareholders who would like to recommend a Trustee nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Industrial Logistics Properties Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ilptreit.com. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

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A shareholder, or a group of up to 20 shareholders, owning at least three percent (3%) of the outstanding Common Shares continuously for at least three years may utilize our proxy access bylaw to nominate and include in our proxy materials Trustee candidate(s) for election at an annual meeting of shareholders provided that the shareholder(s) and the nominee(s) satisfy the informational, documentation and other requirements specified by Section 2.17 of our Bylaws.

Shareholders seeking to nominate one or more individuals as a Trustee candidate without relying on our proxy access bylaw must comply with the advance notice requirements for shareholder nominations set forth in Section 2.13 of our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information.

Communications with Our Board

Our Board has established a process to facilitate communication by shareholders and other stakeholders with our Trustees. Communications should be addressed to Trustees in care of the Secretary, Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ilptreit.com.

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2022 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received at our principal executive office on or before November 29, 2021 in order to be eligible to be included in the proxy statement for the 2022 annual meeting of shareholders; provided, that, if the date of the 2022 annual meeting of shareholders is more than 30 days before or after June 2, 2022, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Trustee Proxy Access Nominations for the 2022 Annual Meeting of Shareholders: Under our proxy access bylaw, a shareholder or a group of up to 20 shareholders owning at least three percent of our outstanding Common Shares continuously for at least three years may nominate and include in our proxy materials for the 2022 annual meeting of shareholders Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees on our Board that holders of our Common Shares are entitled to elect; provided that, as we declassify our Board, such number of Trustee nominees will be reduced so that for the 2022 annual meeting of shareholders it does not exceed one-half of the number of Trustees to be elected at the 2022 annual meeting of shareholders as noticed by us (so long as our Board consists of less than nine Trustees) rounded down to the nearest whole number (but not rounded down as a result of this proviso to less than one). In addition, the shareholder(s) and nominee(s) must satisfy the informational, documentation and other requirements specified by Section 2.17 of our Bylaws. Notice of a proxy access nomination for consideration at our 2022 annual meeting of shareholders must be received at our principal executive office not later than 5:00 p.m., Eastern time, on November 29, 2021 and not earlier than October 30, 2021.

Deadline to Submit Other Nominations and Proposals for the 2022 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act and outside of the proxy access bylaw at the 2022 annual meeting of shareholders must be received by our Secretary at our principal executive office, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on November 29, 2021 and not earlier than October 30, 2021; provided, that, if the date of the 2022 annual meeting of shareholders is more than 30 days earlier or later than June 2, 2022, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2022 annual meeting of shareholders is mailed or

     2021 Proxy Statement    13

otherwise made available or (ii) public announcement of the date of the 2022 annual meeting of shareholders is first made by us. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for shareholders to submit a nomination for election to our Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for proxy access or other shareholder nominations and other shareholder proposals, may be obtained by writing to our Secretary at Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions.

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PROPOSAL 1: ELECTION OF TRUSTEES

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Joseph L. Morea as an Independent Trustee. Mr. Morea currently serves on our Board. If elected, Mr. Morea would serve until our 2022 annual meeting of shareholders and until his successor is duly elected and qualifies, subject to his earlier death, resignation, retirement, disqualification or removal.

We expect that Mr. Morea will be able to serve if elected. However, if Mr. Morea should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.

Board of Trustees' Qualifications and Experience

Our Trustees have a great diversity of experience and bring to our Board a wide variety of skills, qualifications, viewpoints and backgrounds that strengthen their ability to carry out their oversight role on behalf of our shareholders.

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Snapshot of 2021 Board Nominees

Presented below is a snapshot of the expected composition of our Board immediately following our 2021 Annual Meeting, assuming the election of Joseph L. Morea. Our Board of Trustees believes that, collectively, our Trustees exhibit an effective mix of qualifications, experience and diversity.

A plurality of all the votes cast is required to elect a Trustee at our 2021 Annual Meeting.

The name, principal occupation and certain other information regarding the Trustee nominee that led our Nominating and Governance Committee and our Board to conclude that Mr. Morea is currently qualified to serve as a Trustee are set forth on the following pages.

Our Board of Trustees recommends a vote "FOR" the election of our Trustee nominee.

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Trustee Nominee to be Elected at Our 2021 Annual Meeting

Joseph L. Morea Age: 66 Independent Trustee since 2018 Expected Term: Annual term expiring at the 2022 annual meeting of shareholders	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1):

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TravelCenters of America Inc. (since 2016)

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Tremont Mortgage Trust (since 2017)

Other Non-RMR Managed Public Company Boards:

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First Eagle Senior Loan Fund (since 2013)

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Portman Ridge Finance Corporation (since 2020)

Mr. Morea served as a director of Garrison Capital Inc. from 2015 to 2020, until it was acquired by Portman Ridge Finance Corporation, as a director of Eagle Growth & Income Opportunities Fund from 2015 to 2020 and as a trustee of RMR Mortgage Trust from 2016 to May 2020. Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant.	Specific Qualifications, Attributes, Skills and Experience:

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Experience in and knowledge of the investment banking industry and public capital markets

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Demonstrated leadership and management abilities

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Experience in capital raising and strategic business transactions

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Experience as a public company trustee and director and board committee member

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Professional training, skills and expertise in, among other things, finance matters

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Institutional knowledge earned through prior service on our Board since shortly after our formation

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Identifies as Caucasian and as male

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Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

(1)
In addition to our Company, RMR LLC or its subsidiaries currently provide management services to seven other public companies, including the following five public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC), Tremont Mortgage Trust (Nasdaq: TRMT) and RMR Mortgage Trust (Nasdaq: RMRM). For us and these other companies with no employees, RMR LLC or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable management agreements. RMR LLC also provides business management services to two public operating companies, Five Star Senior Living Inc. (Nasdaq: FVE) and TravelCenters of America Inc. (Nasdaq: TA), both of which have their own employees but some members of the senior leadership of these companies are also RMR LLC employees.

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Continuing Trustees

Bruce M. Gans, M.D. Age: 74 Independent Trustee since 2018 Lead Independent Trustee since 2019 Term: Term expiring at the 2023 annual meeting of shareholders	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance	Other RMR Managed Public Company Boards(1): • Five Star Senior Living Inc. (since 2001) Other Non-RMR Managed Public Company Boards: None

Dr. Gans has been executive vice president and chief medical officer at the Kessler Institute for Rehabilitation since 2001 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute, since 2003, and will be retiring from such positions effective March 31, 2021. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Service Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.	Specific Qualifications, Attributes, Skills and Experience:

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Demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions

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Business experience as the chief executive of a large medical organization

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Experience in, and knowledge of, the CRE industry and REITs

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Work on public company boards and board committees

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Many academic and professional achievements

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Institutional knowledge earned through prior service on our Board since shortly after our formation

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Identifies as Caucasian and as male

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Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

Lisa Harris Jones Age: 53 Independent Trustee since 2018 Term: Term expiring at the 2022 annual meeting of shareholders	Board Committees: • Audit • Compensation • Nominating and Governance (Chair)	Other RMR Managed Public Company Boards(1): • TravelCenters of America Inc. (since 2013) • Diversified Healthcare Trust (since 2015) Other Non-RMR Managed Public Company Boards: None

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.	Specific Qualifications, Attributes, Skills and Experience:

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Professional skills and experience in legal and business finance matters

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Experience in public policy matters

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Experience in real estate matters

•

Demonstrated leadership capability as an entrepreneur and founding member of a law firm

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Work on public company boards and board committees

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Institutional knowledge earned through prior service on our Board

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Identifies as African American and as female

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Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

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John G. Murray Age: 60 Managing Trustee since 2018 President and Chief Executive Officer since 2018 Term: Term expiring at the 2022 annual meeting of shareholders	Board Committees: None	Other RMR Managed Public Company Boards(1): • Service Properties Trust (since 2018) Other Non-RMR Managed Public Company Boards: None

Mr. Murray has been the president of Service Properties Trust since June 1996 and its chief executive officer since June 2018, and before then he was its chief operating officer from 1996 until June 2018, and its chief financial officer and treasurer from 1995 to 1996. Mr. Murray has been an executive vice president of RMR LLC since 2001 and served in various other capacities with RMR LLC and its subsidiaries since 1993, including as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray also serves as a director of Sonesta Holdco Corporation. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.	Specific Qualifications, Attributes, Skills and Experience:

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Leadership position with our Company and RMR LLC and demonstrated management ability

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Extensive experience in, and knowledge of, the CRE industry and REITs

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Institutional knowledge earned through prior service as an officer of our Company and in leadership positions with RMR LLC

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Professional skills and expertise in accounting and financing and experience as a chief executive officer and chief operating officer

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Identifies as Caucasian and as male

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Qualifying as a Managing Trustee in accordance with the requirements of our governing documents

Kevin C. Phelan Age: 76 Independent Trustee since 2020 Term: Term expiring at the 2022 annual meeting of shareholders	Board Committees: • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: • BNY Mellon Funds Trust (since 2000)

Mr. Phelan has been co-chairman of the Boston office of Colliers International Group, Inc. (formerly known as Meredith & Grew, or M&G), a full service commercial real estate firm, since 2010. Prior to that he served as president since 2007 and prior to that as executive vice president of the executive committee, and director and partner of M&G. Mr. Phelan joined M&G in 1978 and established the finance and capital markets group. Prior to joining M&G, Mr. Phelan was a vice president at State Street Bank & Trust Co., where he was responsible for commercial lending. Mr. Phelan serves on the board of directors of A.D. Makepeace Co., a privately owned cranberry grower and real estate development company. Mr. Phelan also serves on several non-profit boards.	Specific Qualifications, Attributes, Skills and Experience:

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Professional skills and experience in business finance matters

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Experience in and knowledge of the public capital markets

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Service as a trustee of an investment company

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Demonstrated leadership and management abilities

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Experience in real estate matters

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Experience in capital raising and strategic business transactions

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Identifies as Caucasian and as male

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Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

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Adam D. Portnoy Age: 50 Managing Trustee since 2017 Chair of our Board since 2019 Term: Term expiring at the 2023 annual meeting of shareholders	Board Committees: None	Other RMR Managed Public Company Boards(1):

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Service Properties Trust (since 2007)

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Diversified Healthcare Trust (since 2007)

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Office Properties Income Trust (since 2009)

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RMR Mortgage Trust, including its predecessor funds (formerly known as RMR Real Estate Income Fund, since 2009)

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The RMR Group Inc. (since 2015)

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Tremont Mortgage Trust (since 2017)

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Five Star Senior Living Inc. (since 2018)

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TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust. Mr. Portnoy is a director and controlling shareholder of Sonesta Holdco Corporation. Mr. Portnoy served as a director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont Realty Advisors LLC and served as its president from 2007 to 2017 and its chief executive officer from 2015 to 2017. Mr. Portnoy served as president and chief executive officer of RMR Mortgage Trust from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts, as chair of the board of directors of the Pioneer Institute and as a member of AJC New England's Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.	Specific Qualifications, Attributes, Skills and Experience:

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Extensive experience in, and knowledge of, the CRE industry and REITs

•

Leadership position with RMR LLC and demonstrated management ability

•

Public company trustee and director service

•

Experience in investment banking and private equity

•

Experience in starting a telecommunications company and serving as its senior executive

•

Institutional knowledge earned through prior service on our Board since our formation and in leadership positions with RMR LLC

•

Identifies as Caucasian and as male

•

Qualifying as a Managing Trustee in accordance with the requirements of our governing documents

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy's extensive familiarity with our day to day business provides valuable insight for our Board.

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Executive Officers

Our executive officers serve at the discretion of our Board. There are no family relationships among any of our Trustees or executive officers.

John G. Murray Age: 60	President and Chief Executive Officer since 2018

Additional information regarding Mr. Murray's background and qualifications are described above.

Richard W. Siedel, Jr. Age: 41	Chief Financial Officer and Treasurer since 2018

Mr. Siedel has been a senior vice president of RMR LLC since 2016 and was a vice president of RMR LLC prior to then in 2016. Mr. Siedel has been chief financial officer and treasurer of Industrial Logistics Properties Trust since 2018. Mr. Siedel has been chief financial officer and treasurer of Diversified Healthcare Trust since 2016. Mr. Siedel was chief accounting officer of Five Star Senior Living Inc. from 2014 through 2015, and he previously served as controller of RMR LLC from 2013 to 2014. Mr. Siedel's former experience also includes various accounting leadership positions, including corporate controller at Sensata Technologies (NYSE: ST) from 2010 to 2013 and an auditor at Ernst & Young LLP from 2001 to 2010. Mr. Siedel identifies as Caucasian and as male.

Yael Duffy Age: 41	Chief Operating Officer since 2020 Vice President since 2019

Ms. Duffy has been a vice president of The RMR Group LLC ("RMR LLC") since 2019 and has served in various finance and accounting leadership roles with RMR LLC and its subsidiaries since 2006, including currently being responsible for asset management oversight for a portfolio of office, industrial and retail properties managed by RMR LLC. Ms. Duffy identifies as Caucasian and as female.

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BOARD COMMITTEES

Audit Committee

Members Joseph L. Morea (Chair) Bruce M. Gans Lisa Harris Jones 10 meetings during 2020	Our Audit Committee is comprised solely of Independent Trustees. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditor and the resolution of disagreements between management and our independent auditor. Our independent auditor reports directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditor. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Morea is our Audit Committee's "financial expert."

Compensation Committee

Members Bruce M. Gans (Chair) Lisa Harris Jones Joseph L. Morea Kevin C. Phelan 5 meetings during 2020	Our Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of RMR LLC, our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with RMR LLC and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Trustees for Board and committee service. Our Compensation Committee determines and approves the equity based compensation payable to our Trustees for Board and committee service, and any compensation payable to the Lead Independent Trustee in his, her or their capacity as such. It also reviews amounts payable by us to RMR LLC under our business and property management agreements and approves any proposed amendments to or termination of those agreements.

Mr. Phelan was appointed to our Compensation Committee on February 21, 2020.

Nominating and Governance Committee

Members Lisa Harris Jones (Chair) Bruce M. Gans Joseph L. Morea Kevin C. Phelan 2 meetings during 2020	Our Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of our Board and Board committees, including to assess the independence of Trustees and Trustee nominees, and to develop and recommend to our Board governance principles for our Company. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

Mr. Phelan was appointed to our Nominating and Governance Committee on February 21, 2020.

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BOARD MEETINGS

In 2020, our Board held seven meetings. In 2020, each then Trustee attended 75% or more of the aggregate of all meetings of our Board and the committees on which he, she or they served or that were held during the period in which the Trustee served as a Trustee or committee member. All of the then Trustees attended last year's annual meeting of shareholders. Our policy with respect to Board members' attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.ilptreit.com.

TRUSTEE COMPENSATION

Compensation of Trustees

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees.

Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $75,000 for services as a Trustee. The annual fee for any new Independent Trustee is prorated for the initial year. Each Independent Trustee who serves as a committee chair of our Audit Committee, Compensation Committee or Nominating and Governance Committee also receives an additional annual fee of $17,500, $12,500 and $12,500, respectively, and our Lead Independent Trustee also receives an additional annual cash retainer fee of $15,000 for serving in this role. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Trustee and Managing Trustee also receives an award of Common Shares annually, which was 3,500 Common Shares in 2020. Managing Trustees do not receive cash compensation for their services as Trustees.

Trustee Share Ownership Guidelines

Our Board believes it is important to align the interests of our Trustees with those of our shareholders, and for our Trustees to hold equity ownership positions in our Company. Accordingly, each Trustee is expected to retain at least 20,000 Common Shares within five years following: (i) if elected by shareholders, the annual meeting of shareholders of our Company at which such Trustee was initially elected, or (ii) if appointed by our Board, the first annual meeting of shareholders of our Company following the initial appointment of such Trustee to our Board. Compliance with these ownership guidelines is measured annually. Any Trustee who is prohibited by law or by applicable regulation of his, her or their employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.

As of March 24, 2021, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

     2021 Proxy Statement    23

Fiscal Year 2020 Trustee Compensation

The following table details the total compensation of the Trustees for the fiscal year ended December 31, 2020 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Bruce M. Gans	102,500	65,695	—	168,195
Lisa Harris Jones	87,500	65,695	—	153,195
Joseph L. Morea	92,500	65,695	—	158,195
John G. Murray(3)	—	65,695	—	65,695
Adam D. Portnoy(3)	—	65,695	—	65,695
Kevin C. Phelan(4)	93,750	136,315	—	230,065
Laura A. Wilkin(4)(5)	93,750	136,315	—	230,065

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2020, consisting of a $75,000 annual cash fee and each of Mr. Morea, Ms. Harris Jones and Mr. Gans earned an additional $17,500, $12,500 and $12,500, respectively, for service as a committee chair in 2020. Mr. Gans earned an additional $15,000 for service as the Lead Independent Trustee. Mr. Phelan's and Ms. Wilkin's compensation was prorated for a partial year of service as an Independent Trustee beginning with such individual's election to our Board on February 21, 2020.

(2)
Equals 3,500 Common Shares multiplied by the closing price of such shares on May 28, 2020, the award date, and, for Mr. Phelan and Ms. Wilkin, includes an additional 3,000 Common Shares multiplied by the closing price of such shares on February 21, 2020, the award date for Common Shares awarded in connection with their initial elections as Independent Trustees. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees. The compensation of Mr. Murray for his service as an executive officer of our Company is not included here and is described below under "Executive Compensation."

(4)
Our Board elected, effective as of February 21, 2020, Mr. Phelan and Ms. Wilkin as Independent Trustees of our Board.

(5)
Ms. Wilkin resigned as an Independent Trustee, effective September 7, 2020, to accept an executive position at one of our major tenants whose policies do not permit her to continue to serve as a member of our Board. As a result of Ms. Wilkin's resignation, our Board reduced its size from seven to six Trustees.

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OWNERSHIP OF OUR EQUITY SECURITIES

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers and our Trustees, Trustee nominees, named executive officers and other executive officers as a group, all as of March 24, 2021. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	810,208	1.24%	Includes 745,672 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be shared by Adam D. Portnoy as ABP Trust's sole trustee.
John G. Murray	40,739	Less than 1%
Richard W. Siedel, Jr.	14,335	Less than 1%
Lisa Harris Jones	11,488	Less than 1%
Bruce M. Gans	10,500	Less than 1%
Joseph L. Morea	10,500	Less than 1%
Kevin C. Phelan	6,500	Less than 1%
Yael Duffy	6,450	Less than 1%

All Trustees, the Trustee nominees, named executive officers and other executive officers as a group (eight persons)	910,720	1.39%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on approximately 65,301,088 Common Shares outstanding as of March 24, 2021.

     2021 Proxy Statement    25

Principal Shareholders

Set forth in the table below is information about the number of Common Shares held by persons we know to be the beneficial owners of more than 5.0% of the outstanding Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10055	11,786,380	18.0%	Based on a Schedule 13G filed with the SEC on January 25, 2021 by BlackRock reporting that, at December 31, 2020, BlackRock beneficially owned and had sole dispositive power over 11,786,380 Common Shares and sole voting power over 11,548,117 Common Shares.
The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,995,731	15.3%
			Based on a Schedule 13G/A filed with the SEC on February 10, 2021 by Vanguard reporting that, at December 31, 2020, Vanguard beneficially owned 9,995,731 Common Shares and had shared voting power over 214,593 Common Shares, sole dispositive power over 9,733,206 Common Shares and shared dispositive power over 262,525 Common Shares.
Massachusetts Financial Services Company ("MFS") 111 Huntington Avenue, Boston MA 02199	4,607,899	7.1%
			Based on a Schedule 13G/A filed with the SEC on February 11, 2021 by MFS reporting that, at December 31, 2020, MFS beneficially owned and had sole dispositive power over 4,607,899 Common Shares and sole voting power over 4,560,830 Common Shares.

*
Beneficial ownership is shown as of December 31, 2020.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our Common Shares. Vanguard and BlackRock, however, are Excepted Holders, as defined in our Declaration of Trust, and therefore are not subject to this ownership limit, subject to certain limitations. The percentages indicated are based on approximately 65,301,088 Common Shares outstanding as of March 24, 2021.

26       2021 Proxy Statement

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking a non-binding advisory vote from our shareholders to approve the compensation of our named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 28 and the "Executive Compensation" section beginning on page 36.

Our Board recommends that shareholders vote "FOR" the following resolution:

    RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon our Board or Compensation Committee. However, our Board values shareholders' opinions and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

     2021 Proxy Statement    27

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

Our compensation structure is unique because of our relationship with our manager, RMR LLC. Our business management agreement with RMR LLC is designed to incentivize RMR LLC to provide the highest quality services to us. RMR LLC's base business management fee is paid based on the lower of the historical cost of our properties and our market capitalization. RMR LLC may earn an incentive management fee based on the three year total return of our Common Shares relative to an index of our peers. Because they are employees of RMR LLC and not our Company, RMR LLC, and not our Company, determines the cash compensation payable to our named executive officers. We do not reimburse RMR LLC for compensation RMR LLC paid or pays to our executive officers and our management agreements with RMR LLC do not require RMR LLC to allocate or pay a specific amount or percentage of RMR LLC's management fees to the named executive officers or require those officers to dedicate a specified amount of their time to our business. Last year, in response to feedback in connection with our shareholder engagement program, we endeavored to better explain to our shareholders our arrangements with RMR LLC and how cash compensation to our named executive officers relates to the aggregate fees paid to RMR LLC. Based on our shareholder engagement and the fact that more than 80% of our shareholders approved our 2020 Say on Pay proposal, our Compensation Committee believes these disclosure changes addressed past concerns regarding shareholder approval of Say on Pay.

RMR LLC and RMR Inc. Compensation Practices. In order to enable our shareholders to make an informed Say on Pay decision, RMR LLC has provided the following information about the compensation it paid in 2020 to our named executive officers for services provided by those officers to RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries:

  •
  The portion of the management fee that is allocated to named executive officer compensation paid by RMR LLC

  •
  Of this named executive officer compensation, the breakdown of base salary vs. cash bonus

  •
  The metrics RMR LLC uses to evaluate performance to determine the named executive officers' cash bonuses

Our named executive officers are officers and employees of RMR LLC and, as officers and employees of RMR LLC, also provide services to RMR LLC and other companies managed by RMR LLC or its subsidiaries. RMR LLC has informed us that the cash compensation paid by RMR LLC to our named executive officers is for services provided by the officers to RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries. RMR LLC has also informed us that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR LLC to our named executive officers for their services to us for a number of reasons, including that:

  •
  Our management agreements with RMR LLC do not require individual executive officers to dedicate a specific amount of time to providing services to us under those agreements. RMR LLC's officers and employees provide services on an as needed basis across RMR LLC, our Company and all other companies managed by RMR LLC or its subsidiaries.

  •
  Our management agreements with RMR LLC do not require that a specified amount or percentage of the fees we pay to RMR LLC be allocated to our executive officers.

28       2021 Proxy Statement

  •
  RMR LLC does not designate a specific amount of time that our named executive officers must spend providing services to us or record the amount of time that our named executive officers (or any other employee of RMR LLC) spend providing services to us or other entities.

Summary of 2020 Named Executive Officer Compensation.

  •
  RMR LLC has advised us that in 2020, RMR LLC paid each of our named executive officers cash compensation for services provided by the officers to us, RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries, which cash compensation was comprised of a base salary and a discretionary cash bonus. With respect to 2020, our named executive officers received aggregate base salary payments of $946,875 and aggregate cash bonuses of $2,590,000 from RMR LLC. These amounts collectively represent 13.9% of the aggregate management fees and reimbursements we paid to RMR LLC for 2020. On an aggregated basis, the named executive officers received 27% of their total cash compensation in the form of base salary payments and the remaining 73% in the form of discretionary cash bonuses.

  •
  RMR LLC did not provide guaranteed cash bonuses to our named executive officers during 2020 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR LLC to our named executive officers in 2020 were discretionary in amount and were based on a performance evaluation conducted by certain members of RMR LLC's Executive Operating Committee and presented to the compensation committee of RMR Inc. This year, RMR LLC also considered the impact of the COVID-19 pandemic on RMR LLC's business in determining increases in base salary payments and cash bonuses.

  •
  RMR Inc. awarded 5,000 shares of Class A common stock of RMR Inc., with a grant date fair value of $148,950, to Mr. Murray; 2,000 shares of Class A common stock of RMR Inc., with a grant date fair value of $59,580, to Mr. Siedel; and 1,000 shares of Class A common stock of RMR Inc., with a grant date fair value of $29,790, to Ms. Duffy in 2020.

  •
  A list of specified peer companies was considered to develop appropriate compensation packages for the named executive officers.

Named Executive Officer Compensation Philosophy and Process.

The key principle of RMR LLC's compensation philosophy for all employees, including our named executive officers, is to pay for performance. RMR LLC maintains a rigorous and thorough talent and compensation review process to ensure that its employees are in appropriate roles that maximize their full potential. This process also ensures that there is strong leadership guiding employees and that there is a succession and development plan for each role. RMR LLC's goal is to make employee and leadership development an integral part of its culture, supporting each employee and the continued success of RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries.

RMR LLC's named executive officer compensation planning process incorporates key areas of evaluation, including:

•

external market data;

•

internal benchmarking; and

  •
  quantitative and qualitative assessments of Company, group and individual performance.

     2021 Proxy Statement    29

Named Executive Officer Compensation Practices. RMR LLC's pay for performance compensation philosophy is reflected in its compensation practices:

  •
  No guaranteed salary increases or cash bonuses

  •
  No specific performance targets on which bonuses would be paid

  •
  No specific incentive or additional performance awards for growing assets under management or for exceeding return benchmarks

  •
  No excessive perquisites

  •
  No tax gross-ups

  •
  Annual assessment of named executive officer compensation against peer companies and best practices

  •
  Holistic performance evaluations

  •
  Annual salary cap

Components of the Named Executive Officers' Compensation. RMR LLC's compensation program includes both a base salary and a cash bonus. The cash bonuses RMR LLC pays to our named executive officers are discretionary in amount and are based on a performance evaluation. The evaluation involves an analysis of both (i) the overall performance of RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries, and (ii) the performance of the individual officer and his, her or their contributions, and services provided, to RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries. RMR LLC believes this evaluation process allows RMR LLC to link pay with performance in the closest way possible and provide RMR LLC with the flexibility necessary to take all relevant factors into account in determining the bonus amounts, including the named executive officer's ability to react to changing circumstances that impact the businesses of RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries, including this year, the impact of the COVID-19 pandemic on RMR LLC's business.

RMR Inc. also awards shares of Class A common stock of RMR Inc. to our named executive officers. One fifth of the shares awarded vests on the award date and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to RMR LLC or a public client company managed by RMR LLC or their respective affiliates and to accelerated vesting under certain circumstances.

The table below describes the objectives supported by each of RMR LLC's and RMR Inc.'s primary compensation elements, along with an overview of the key design features of each element.

Compensation Element	What It Does	Key Measures

Base Salary	• Provides a level of fixed pay appropriate to an executive's role and responsibilities • Evaluated on an annual basis; may be adjusted up to a cap of $350,000 or down	• Experience, duties and scope of responsibility • Internal and external market factors, including the COVID-19 pandemic

30       2021 Proxy Statement

Compensation Element	What It Does	Key Measures

Discretionary Cash Bonus	• Provides a competitive annual cash incentive opportunity • Links executives' interests with shareholders' interests • Incentivizes and rewards superior group, individual and Company performance	• Based on holistic performance evaluation • Impact of the COVID-19 pandemic
Equity Compensation	• Links executives' interests with long term interests of shareholders • Incentivizes and rewards superior group, individual and Company performance	• Based on holistic performance evaluation by the compensation committee of RMR Inc.

Named Executive Officer Pay Mix. As discussed above, RMR LLC's compensation program is designed so that the majority of compensation is performance based to promote alignment of our named executive officers' interests with those of shareholders. During 2020, Messrs. Murray and Siedel and Ms. Duffy received aggregate performance based discretionary cash bonuses of $2,590,000 from RMR LLC.

The base salary payments for our named executive officers (which represent the fixed portion of their compensation packages) are reviewed annually and may be increased, subject to RMR LLC's salary cap, or decreased as RMR LLC deems appropriate. RMR LLC adjusts salary payments on October 1, the first day of its fiscal year. During 2020, Messrs. Murray and Siedel and Ms. Duffy received aggregate base salary payments of $946,875 from RMR LLC. Because of the COVID-19 pandemic, base salary increases for named executive officers who earn below RMR LLC's salary cap were limited to 3%. On an aggregated basis, in 2020, Messrs. Murray and Siedel and Ms. Duffy received 27% of their total cash compensation in the form of base salary payments and the remaining 73% in the form of performance-based discretionary bonuses.

For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Compensation Philosophy

Our compensation program for our executive officers consists of Common Share awards under the Share Award Plan. Our Compensation Committee believes that these share awards recognize our executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of our shareholders.

Overview of 2020 Compensation Actions

In September 2020, the Chair of our Compensation Committee met with one of our Managing Trustees, Adam D. Portnoy, and the chairs of the compensation committees of RMR Inc. and of the other public companies to which RMR LLC or its subsidiaries provide management services, which included: Diversified Healthcare Trust ("DHC"); Office Properties Income Trust ("OPI"); Service Properties Trust ("SVC"); Tremont Mortgage Trust ("TRMT" and, together with DHC, OPI and SVC, the "Other RMR Managed REITs"); RMR Mortgage Trust ("RMRM"); Five Star Senior Living Inc. ("FVE"); and TravelCenters of America Inc. ("TA"). The purposes of this meeting were, among other things, to discuss

     2021 Proxy Statement    31

compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to our Director of Internal Audit (who provides services to us and to other companies to which RMR LLC or its subsidiaries provide management services), to consider the allocation of internal audit and related services costs among RMR Inc., our Company and other companies to which RMR LLC or its subsidiaries provide such services, to provide a comparative understanding of potential share awards by us and the other companies to which RMR LLC or its subsidiaries provide management services and to hear and consider recommendations from RMR LLC concerning potential share awards and the vesting of those shares, which were in part based on the results of RMR LLC's review of current market practices with respect to executive compensation, and specifically of the companies' peer groups, and shareholder feedback received during shareholder outreach with respect to the percentage of executive officer compensation received in share awards. The share awards made by the other companies managed by RMR LLC or its subsidiaries are considered to be appropriate comparisons because of the similarities between certain services we require from our share awardees and the services provided by awardees providing similar services to these other companies. Subsequent to this meeting, the members of our Compensation Committee held a meeting at which our Compensation Committee Chair provided a report of the information discussed with Mr. Portnoy and others, and made recommendations for share awards to our named executive officers. Our Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2020 share awards: (i) the value of the proposed share awards; (ii) the historical awards previously awarded to these named executive officers and the corresponding values at the time of the awards; (iii) the recommendations of RMR LLC as presented by Mr. Portnoy, president and chief executive officer of RMR LLC; (iv) the value of share awards to executive officers providing comparable services at the applicable Other RMR Managed REITs and companies to which RMR LLC or its subsidiaries provide management services; (v) the scope of, and any changes to, the responsibilities assigned to, or assumed by, these named executive officers during the past year and on a going forward basis; (vi) the length of historical services by these named executive officers; (vii) our Compensation Committee's perception regarding the quality of the services provided by these named executive officers in carrying out those responsibilities; and (viii) our financial and operating performance in the past year and our perceived future prospects. Our Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's awards. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors in our Compensation Committee's sole discretion. These named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of named executive officer compensation they received from us.

Analysis of 2020 Awards under the Share Award Plan

Although we do not pay any cash compensation directly to our officers and have no employees, we adopted the Share Award Plan to reward our named executive officers and other RMR LLC employees who provide services to us and to align their interests with those of our shareholders. We award shares under the Share Award Plan to recognize our named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of our executives with those of our other shareholders and motivate the executives to remain employees of RMR LLC and to continue to provide services to us through the term of the awards.

Under its charter, our Compensation Committee evaluates, approves and administers our equity compensation plans, which currently consist solely of the Share Award Plan. Our Compensation Committee has historically determined to use awards of Common Shares under the Share Award Plan rather than seek to issue stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, we believe a conventional stock option plan might not provide appropriate incentives for management for a business like ours, but a share award plan may create a better identity of interests between management and other shareholders. Also, because we believe a

32       2021 Proxy Statement

stock option plan could have the potential to encourage excessive short term risk taking, we have historically granted share awards rather than issue stock options.

Our Compensation Committee uses comparative information about the applicable Other RMR Managed REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. Our Compensation Committee also considers the size and structure of the applicable Other RMR Managed REITs and other companies managed by RMR LLC or its subsidiaries, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for our officers in light of the proposed awards for officers with comparable roles at the other companies. Our Compensation Committee reviewed the compensation data regarding the applicable Other RMR Managed REITs and their officers, together with the other factors discussed above in "Overview of 2020 Compensation Actions," but our Compensation Committee did not undertake a detailed comparison of the named executive officers across the applicable Other RMR Managed REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because our Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2020, our Compensation Committee considered the foregoing factors and decided to award the same number of Common Shares to Mr. Murray that was awarded in 2019, the same number of Common Shares to Mr. Siedel that was awarded in 2019, and a greater number of Common Shares to Ms. Duffy than was awarded in 2019 in light of her promotion to the office of Chief Operating Officer in May 2020, in accordance with the recommendation of RMR LLC and the Chair of our Compensation Committee. Our Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" or termination events.

We determine the fair market value of the shares awarded based on the closing price of the Common Shares on the date of the award. Our Compensation Committee has imposed, and may impose, vesting and other conditions on the awarded Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to us. Our Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of the award. Our Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share awards to us and to the recipients. In the event a recipient who received a share award ceases to perform duties for us or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC or its subsidiaries manage during the vesting period, we may cause the forfeiture of the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that we make, if any, on the Common Shares.

Because the consideration of share awards by our Compensation Committee and our Board is determined on a regular schedule (i.e., in September for our officers and employees of RMR LLC and at the first meeting of our Board after the annual meeting of shareholders for the Trustees), any proximity of any awards to earnings announcements or other market events is coincidental.

Our Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. Our Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

     2021 Proxy Statement    33

Frequency of Say on Pay

Our current policy, consistent with the prior vote of our shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, our compensation of our named executive officers each year at the annual meeting of shareholders. Accordingly, we are providing shareholders with an opportunity to approve this compensation. As noted above, our only compensation to our named executive officers is Common Share awards. None of our named executive officers are employed by us. Our manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates our named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to us and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries as discussed above.

In evaluating our compensation process for 2020, our Compensation Committee generally considered the results of the most recent advisory vote of our shareholders on the compensation of the executive officers named in the proxy statement for our 2020 annual meeting of shareholders.

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REPORT OF OUR COMPENSATION COMMITTEE

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2020.

Bruce M. Gans, Chair Lisa Harris Jones Joseph L. Morea Kevin C. Phelan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is comprised entirely of the four Independent Trustees listed above. No member of our Compensation Committee is a current, or during 2020 was a former, officer or employee of ours. In 2020, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or our Compensation Committee or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. Members of our Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Dr. Gans serves as an independent director of FVE. Ms. Harris Jones serves as an independent director of TA and an independent trustee of DHC. Mr. Morea serves as an independent trustee of TRMT and an independent director of TA and served as an independent trustee of RMRM until May 2020. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

     2021 Proxy Statement    35

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation we paid to our President and Chief Executive Officer, our Chief Financial Officer and Treasurer and our Vice President and Chief Operating Officer who were serving as such officers as of December 31, 2020. As of December 31, 2020, our "named executive officers" were our President and Chief Executive Officer, our Chief Financial Officer and Treasurer and our Vice President and Chief Operating Officer. Our named executive officers were our only executive officers during 2020. Please see "Compensation Discussion and Analysis—Compensation Overview" above for an explanation of why we pay our named executive officers no cash compensation. For information regarding the compensation paid by RMR LLC and RMR Inc. to our named executive officers, please see the above "RMR LLC and RMR Inc. Compensation Practices" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
John G. Murray	2020	—(4)	—(4)	405,445	20,625	426,070
President and Chief	2019	—(4)	—(4)	381,540	6,435	387,975
Executive Officer	2018	—(4)	—(4)	60,900	—	60,900

Richard W. Siedel, Jr.	2020	—(4)	—(4)	113,250	9,900	123,150
Chief Financial Officer and	2019	—(4)	—(4)	108,450	6,270	114,720
Treasurer	2018	—(4)	—(4)	116,650	1,320	117,970

Yael Duffy(3)	2020	—(4)	—(4)	113,250	3,023	116,273
Vice President and Chief Operating Officer	2019	—(4)	—(4)	32,535	693	33,228

(1)
Represents the grant date fair value of Common Share awards in 2020, 2019 and 2018, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. The 2020 and 2019 values listed in this column include the value of the Common Shares we awarded to Mr. Murray in his capacity as President and Chief Executive Officer and the Common Shares we awarded to him in his capacity as a Managing Trustee. The 2018 values listed in this column do not include the value of the 2,500 Common Shares we awarded to Mr. Murray in his capacity as an officer and employee of RMR LLC prior to his appointment as our President and Chief Executive Officer effective December 1, 2018.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions we paid to all of our shareholders. We pay no cash compensation to our executive officers. As noted above, they are employees of, and are paid by, RMR LLC.

(3)
Ms. Duffy became an executive officer of our Company on March 2, 2020.

(4)
Our named executive officers are officers and employees of RMR LLC, and as officers and employees of RMR LLC, also provide services to RMR LLC or its subsidiaries. In 2020, the named executive officers received aggregate base salary payments of $946,875 and aggregate cash bonuses of $2,590,000 from RMR LLC for services those officers provided to RMR LLC, our Company and other companies managed by RMR LLC or its subsidiaries.

36       2021 Proxy Statement

2020 Grants of Plan Based Awards

The following table shows the total Common Shares awarded by us to our named executive officers in their capacity as our officers in 2020.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
John G. Murray	9/17/2020	15,000	339,750
Richard W. Siedel Jr.	9/17/2020	5,000	113,250
Yael Duffy	9/17/2020	5,000	113,250

(1)
Equals the number of Common Shares awarded multiplied by the closing price on the date of the award, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2020 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares we awarded to our named executive officers in 2020 in their capacity as our officers provided that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to us, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that we make, if any, on our shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by us in 2020 and prior years to our named executive officers that were unvested as of December 31, 2020.

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
John G. Murray(3)	2020	12,000	279,480
	2019	9,000	209,610
	2018	1,000	23,290

Richard W. Siedel, Jr.	2020	4,000	93,160
	2019	3,000	69,870
	2018	2,000	46,580

Yael Duffy(4)	2020	4,000	93,160
	2019	900	20,961
	2018	120	2,795

(1)
The Common Shares awarded in 2020, 2019 and 2018 were awarded on September 17, 2020, September 18, 2019 and September 13, 2018, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2020.

(3)
The Common Shares awarded to Mr. Murray in 2018 were awarded to him in his capacity as an officer and employee of RMR LLC before he became an executive officer of our Company.

(4)
The Common Shares awarded to Ms. Duffy in 2018 were awarded to her in her capacity as an officer and employee of RMR LLC before she became an officer of our Company.

     2021 Proxy Statement    37

2020 Stock Vested

The following table shows Common Share awards made in 2020 and prior years to our named executive officers that vested in 2020.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John G. Murray(2)	6,500	146,085
Richard W. Siedel Jr.	3,000	66,820
Yael Duffy(3)	1,360	30,681

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2020.

(2)
This amount includes an aggregate of 500 Common Shares awarded to Mr. Murray in 2018 in his capacity as an officer and employee of RMR LLC. The number of Common Shares shown in the table does not include Common Shares awarded to Mr. Murray in his capacity as a Managing Trustee.

(3)
This amount includes an aggregate of 60 Common Shares awarded to Ms. Duffy in 2018 in her capacity as an officer and employee of RMR LLC.

Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event"). The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2020.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2020 ($)(1)
John G. Murray(2)	22,000	512,380
Richard W. Siedel Jr.	9,000	209,610
Yael Duffy(3)	5,020	116,916

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2020.

(2)
This amount includes an aggregate of 1,000 Common Shares awarded to Mr. Murray in 2018 in his capacity as an officer and employee of RMR LLC.

(3)
This amount includes an aggregate of 120 Common Shares awarded to Ms. Duffy in 2018 in her capacity as an officer and employee of RMR LLC.

From time to time we have approved, and may in the future approve, the acceleration of vesting of Common Shares previously awarded under the Share Award Plan to former employees of RMR LLC, which may include individuals who are our executive officers, when their employment with RMR LLC is terminated.

For a discussion of the consequences of a Termination Event under our business and property management agreements with RMR LLC, see the below "Related Person Transactions" section.

Pay Ratio

Pay ratio disclosure under Item 402(u) has not been provided because we do not have any employees.

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.

Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, the results of inspections by the Public Company Accounting and Oversight Board ("PCAOB") and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of our independent auditors' lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.

Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP ("Deloitte") to serve as our independent auditors for the fiscal year ending December 31, 2021. On June 12, 2020, our Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm, effective as of such date. During the fiscal years ended December 31, 2018 and December 31, 2019, and the subsequent interim period through June 12, 2020, we did not, nor did anyone on our behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor that we consider in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneous with our Audit Committee's determination to engage Deloitte, our Audit Committee dismissed Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm, effective as of such date.

The reports of Ernst & Young on our financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the fiscal years ended December 31, 2018 and December 31, 2019, and during the subsequent interim period through June 12, 2020, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreement in their report. During the fiscal years ended December 31, 2018 and December 31, 2019 and the subsequent interim period through June 12, 2020, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Ernst & Young with a copy of this disclosure and requested that Ernst & Young furnish us with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of Ernst & Young's letter, dated June 15, 2020, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on June 15, 2020.

     2021 Proxy Statement    39

Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal year ended December 31, 2020.

2020 Fees ($)(1)
Audit Fees	619,552
Audit Related Fees	—
Tax Fees	—
All Other Fees	948

(1)
The amount of audit fees for 2020 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Deloitte to and approved by our Audit Committee for the services provided by Deloitte. The final amount of fees may vary from the estimate provided.

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2020 and 2019, in each case, at such times they served as our independent auditors.

	2020 Fees ($)	2019 Fees ($)
Audit Fees	52,000	1,060,395
Audit Related Fees	—	—
Tax Fees	7,000	18,800
All Other Fees	992	787

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2019 and 2020 relating to fees for audit and other services provided to us by Ernst & Young and Deloitte, in each case, at such times they served as our independent auditors, reflect annual subscription fees for each independent auditor's online accounting research application.

40       2021 Proxy Statement

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.

Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB's rules.

All services for which we engaged Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019, in each case, at such times they served as our independent auditors, were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019, in each case, at such times they served as our independent auditors, are set forth above and include estimated fee amounts. Our Audit Committee approved the engagement of Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019 to provide the non-audit services described above because it determined that Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019 providing these services would not compromise each independent auditor's independence and that each firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.

Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.

One or more representatives of Deloitte will be present at our 2021 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Trustees recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

     2021 Proxy Statement    41

REPORT OF OUR AUDIT COMMITTEE

In the course of our Audit Committee's oversight of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2020; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors' communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, our Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Joseph L. Morea, Chair Bruce M. Gans Lisa Harris Jones

42       2021 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2021 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2020 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Telephone or Internet. All shareholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 1, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

     2021 Proxy Statement    43

By Written Proxy. All shareholders of record also can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 1, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

Electronically at our 2021 Annual Meeting.

  •
  All shareholders of record may vote electronically at the meeting, as described in the response to question 11. Even if you plan to attend our 2021 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2021 Annual Meeting.

  •
  Beneficial owners may vote electronically at our 2021 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is voted at our 2021 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card or by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2021 Annual Meeting).

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(855) 200-8233

4. Who may vote at our 2021 Annual Meeting?

Holders of record of Common Shares as of the close of business on March 24, 2021, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 15, 27 and 39, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

44       2021 Proxy Statement

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2021 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at our 2021 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be acted upon at the 2021 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or 2. There can be no broker non-votes on Proposal 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2021 Annual Meeting.

Instead of receiving future copies of our proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors LLC ("Alliance Advisors") to assist with the solicitation of proxies for an estimated fee of $13,000 plus reimbursement of expenses. We have agreed to indemnify Alliance Advisors against certain liabilities arising out of our agreement with Alliance Advisors. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by our Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

     2021 Proxy Statement    45

We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 219-1489. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2021 Annual Meeting Information

10. Why is our 2021 Annual Meeting being held virtually?

Because of the COVID-19 pandemic, we believe hosting our 2021 Annual Meeting virtually will help ensure the health and well-being of our shareholders and other stakeholders. Shareholders attending our 2021 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

11. How do I attend our virtual 2021 Annual Meeting?

Attendance at the meeting is limited to our Trustees and officers, shareholders as of the record date (March 24, 2021) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.

  •
  Record owners: If you are a shareholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/. Please have the control number located on your proxy card or voting information form available.

  •
  Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

    To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from customercare@gotowebinar.com confirming registration and providing further instructions regarding attending our 2021 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1489.

46       2021 Proxy Statement

12. How can I vote electronically at our 2021 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2021 Annual Meeting. Please follow the procedures described in the response to questions 3 and 11.

You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

13. How can I ask questions at our 2021 Annual Meeting?

Shareholders as of the record date who attend and participate in our 2021 Annual Meeting at https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/ will have an opportunity to submit questions live via the internet during a designated portion of the program. Shareholders must have available their control number provided on their proxy card or voting instruction form.

If you experience any technical difficulties accessing our 2021 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2021 Annual Meeting.

Company Documents, Communications and Shareholder Proposals

14. How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.ilptreit.com, click on "Investors" and then click on "Governance." To view our SEC filings and Forms 3, 4 and 5 filed by our Trustees and executive officers, go to www.ilptreit.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

15. How can I communicate with our Trustees?

Any shareholder or other interested person who wants to communicate with our Trustees should write to such Trustee(s), c/o Secretary, Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ilptreit.com. The communication will then be delivered to the Trustee(s).

     2021 Proxy Statement    47

16. How do I submit a nomination or other proposal for action at the 2022 annual meeting of shareholders?

A nomination or proposal for action to be presented by any shareholder at our 2022 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by November 29, 2021.

  •
  If the shareholder nomination is to be included in the proxy statement pursuant to our proxy access bylaw, the nomination must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by us not later than 5:00 p.m., Eastern time, on November 29, 2021 and not earlier than October 30, 2021.

  •
  If the shareholder nomination or proposal is not to be included in the proxy statement pursuant to our proxy access bylaw or Rule 14a-8, the nomination or proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by us not later than 5:00 p.m., Eastern time, on November 29, 2021 and not earlier than October 30, 2021.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 13 of this Proxy Statement.

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RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2020 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of ours;

  •
  known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of our Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies, Declaration of Trust and Bylaws, each as described above. In the case of any transactions with us by employees of RMR LLC and its subsidiaries who are subject to the Code but who are not our Trustees or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.ilptreit.com.

Certain related person transactions are set forth in Annex A to this Proxy Statement.

     2021 Proxy Statement    49

OTHER INFORMATION

At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 29, 2021

50       2021 Proxy Statement

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS

Relationships with RMR LLC and Others Related to It. We have relationships and historical and continuing transactions with RMR LLC, RMR Inc., and others related to them, including other companies to which RMR LLC or its subsidiaries provide management services and some of which have trustees, directors or officers who are also our Trustees or officers. RMR LLC is a majority owned subsidiary of RMR Inc. The chair of our Board and one of our Managing Trustees, Adam D. Portnoy, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. John G. Murray, our other Managing Trustee and our President and Chief Executive Officer, also serves as an officer and employee of RMR LLC, and each of our other officers is also an officer and employee of RMR LLC. Some of our Independent Trustees also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves as the chair of the boards of trustees or boards of directors of several of these public companies and as a managing director or managing trustee of these public companies. Other officers of RMR LLC, including Mr. Murray and certain of our other officers, serve as managing trustees, managing directors or officers of certain of these companies.

We have no employees. The personnel and various services we require to operate our business are provided to us by RMR LLC. We have two agreements with RMR LLC to provide management services to us: (i) a business management agreement, which relates to our business generally, and (ii) a property management agreement, which relates to our property level operations. Both of these management agreements are described below, see "—Management Agreements with RMR LLC."

Management Agreements with RMR LLC. Our management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash, among other terms:

  •
  Base Management Fee. The annual base management fee payable to RMR LLC by us for each applicable period is equal to the lesser of:

  o
  the sum of (a) 0.5% of the average aggregate historical cost of the real estate assets acquired from a REIT to which RMR LLC provided business management or property management services (the "Transferred Assets"), plus (b) 0.7% of the average aggregate historical cost of our real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average aggregate historical cost of our real estate investments excluding the Transferred Assets exceeding $250.0 million; and

  o
  the sum of (a) 0.7% of the average closing price per Common Share on the stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of our preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of our consolidated indebtedness during such period (together, the "Company's Average Market Capitalization") up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of our real estate investments includes our consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves.

     2021 Proxy Statement    A-1

  •
  Incentive Management Fee. The incentive management fee which may be earned by RMR LLC for an annual period is calculated as follows:

  o
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12.0% of the product of:

  •
  if the relevant measurement period ends on or before December 31, 2020, $1.56 billion (our unadjusted equity market capitalization as calculated at the IPO) or, if the relevant measurement period ends thereafter, our equity market capitalization on the last trading day of the calendar year immediately prior to the relevant measurement period, and

  •
  the amount (expressed as a percentage) by which the total return per share, as defined in the business management agreement and further described below, of the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the applicable market index, or the benchmark return per share, for the relevant measurement period. Effective as of January 1, 2019, we amended our business management agreement with RMR LLC so that the SNL U.S. Industrial REIT Index will be used for periods beginning on and after January 1, 2019, with the SNL U.S. REIT Equity Index used for periods ending on or prior to December 31, 2018.

      For purposes of the total return per share of the holders of Common Shares, share price appreciation for a measurement period is determined by subtracting (1) if the measurement period ends on or before December 31, 2020, $24.00 per Common Share (our unadjusted initial share price, as defined under the business management agreement, based on our IPO price of the Common Shares), if the measurement period ends after December 31, 2020, the closing price of the Common Shares on the Nasdaq on the last trading day of the year immediately before the first year of the applicable measurement period from (2) the average closing price of the Common Shares on the 10 consecutive trading days having the highest average closing prices during the final 30 trading days in the last year of the measurement period.

    o
    The calculation of the incentive management fee (including the determinations of our equity market capitalization, initial share price and the total return per share of holders of Common Shares) is subject to adjustments if we issue or repurchase our Common Shares, or our Common Shares are forfeited, during the measurement period.

    o
    No incentive management fee is payable by us unless our total return per share during the measurement period is positive.

    o
    The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive fee for 2020 (the period beginning on January 12, 2018, the first day the Common Shares began trading, and ending on December 31, 2020), 2019 (the period beginning on January 12, 2018 and ending on December 31, 2019) and 2018 (the period beginning on January 12, 2018 and ending on December 31, 2018).

    o
    If our total return per share exceeds 12.0% per year in any measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the applicable market index for such measurement period and 12.0% per year, or the adjusted benchmark return per share. In instances where the adjusted benchmark return per share applies, the incentive management fee will be reduced if our total return per share is between 200 basis points and 500 basis points below the applicable market index by a low return factor, as defined in the business management agreement, and there will be no incentive management fee paid if, in these instances, our total return per share is more than 500 basis points below the applicable market index.

A-2       2021 Proxy Statement

    o
    The incentive management fee is subject to a cap. The cap is equal to the value of the number of Common Shares which would, after issuance, represent 1.5% of the number of Common Shares then outstanding multiplied by the average closing price of Common Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

    o
    Incentive management fees we paid to RMR LLC for any period may be subject to "clawback" if our financial statements for that period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive management fee we paid was greater than the amount we would have paid based on the restated financial statements.

      Pursuant to our business management agreement with RMR LLC, we recognized net business management fees of approximately $13.0 million for the year ended December 31, 2020. The net business management fees we recognized for the year ended December 31, 2020 include approximately $1.0 million of management fees paid to RMR LLC by our joint venture that was a consolidated subsidiary of ours until November 2020. We did not incur an incentive management fee pursuant to our business management agreement for the period ended December 31, 2020.

  •
  Property Management and Construction Supervision Fees. The property management fees payable to RMR LLC by us for each applicable period are equal to 3.0% of gross collected rents and the construction supervision fees payable to RMR LLC by us for each applicable period are equal to 5.0% of construction costs.

    Pursuant to our property management agreement with RMR LLC, we recognized aggregate property management and construction supervision fees of approximately $7.5 million for the year ended December 31, 2020.

  •
  Expense Reimbursement. We are generally responsible for all of our operating expenses, including certain expenses incurred or arranged by RMR LLC on our behalf. We are generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to us, except for the employment and related expenses of RMR LLC's employees assigned to work exclusively or partly at our properties, our share of the wages, benefits and other related costs of RMR LLC's centralized accounting personnel, our share of RMR LLC's costs for providing our internal audit function and as otherwise agreed. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves the costs of our internal audit function. Our property level operating expenses are generally incorporated into rents charged to our tenants, including certain payroll and related costs incurred by RMR LLC. We reimbursed RMR LLC approximately $4.9 million for these expenses and costs for the year ended December 31, 2020.

  •
  Term. Our management agreements with RMR LLC have terms that end on December 31, 2040, and automatically extend on December 31st of each year for an additional year, so that the terms of our management agreements thereafter end on the 20th anniversary of the date of the extension.

  •
  Termination Rights. We have the right to terminate one or both of our management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

     2021 Proxy Statement    A-3

  •
  Termination Fee. If we terminate one or both of our management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of our management agreements for good reason, we have agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If we terminate one or both of our management agreements with RMR LLC for a performance reason, we have agreed to pay RMR LLC the termination fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. We are not required to pay any termination fee if we terminate our management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

  •
  Transition Services. RMR LLC has agreed to provide certain transition services to us for 120 days following an applicable termination by us or notice of termination by RMR LLC, including cooperating with us and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under our business management agreement and to facilitate the orderly transfer of the management of the managed properties under our property management agreement, as applicable.

  •
  Vendors. Pursuant to our management agreements with RMR LLC, RMR LLC may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of goods and services to us. As part of this arrangement, we may enter agreements with RMR LLC and other companies to which RMR LLC or its subsidiaries provide management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

  •
  Investment Opportunities. Under our business management agreement with RMR LLC, we acknowledge that RMR LLC may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to ours and we are not entitled to preferential treatment in receiving information, recommendations and other services from RMR LLC.

Management Agreements between Our Joint Venture and RMR LLC. In the first quarter of 2020, we entered into agreements related to a joint venture for 12 of our properties in the mainland United States with an Asian institutional investor. We contributed 11 of these properties to our joint venture in February 2020 and the remaining property in March 2020. We received proceeds from the investor in an aggregate amount of approximately $107.9 million, which includes approximately $734,000 of costs associated with the formation of our joint venture, for a 39% equity interest in our joint venture and we retained the remaining 61% equity interest in our joint venture. In November 2020, we sold an additional 39% equity interest from our remaining 61% equity interest in our joint venture to a second unrelated third party institutional investor for approximately $108.8 million, which includes certain costs associated with the sale of equity to the second investor. After giving effect to the sale, we continue to own a 22% equity interest in our joint venture. In November 2020, our joint venture entered into (1) an amended and restated asset management agreement with RMR LLC, which provides for an asset management fee of 1.0% of average invested capital for our joint venture, and (2) an amended and restated master property management agreement with RMR LLC, which provides for a property management fee of 3% of gross collected rents and 5% of construction costs supervised by RMR LLC for our joint venture. Prior to November 2020, our joint venture was our consolidated subsidiary and, as such, we were obligated to pay fees under our management agreements with RMR LLC regarding our joint venture; however, any fees paid by that joint venture were credited against the fees payable by us to RMR LLC. Starting in November 2020, our joint venture is no longer our consolidated subsidiary and, as a result, we are no longer required to pay management fees to RMR LLC with respect to our joint venture and fees our joint venture pays to RMR LLC are no longer credited against amounts we owe to RMR LLC.

Our Joint Venture. As of December 31, 2020, our joint venture owed to us approximately $2.7 million for post-closing adjustments relating to our sale of some of our equity interests to a second third party institutional investor in November 2020.

A-4       2021 Proxy Statement

Share Awards to RMR LLC Employees. We award Common Shares to our officers and other employees of RMR LLC annually. Generally, one fifth of these awards vests on the date of the awards and one fifth vests on each of the next four anniversaries of the dates of the awards. During 2020, we awarded to our officers and other employees of RMR LLC annual awards of 108,600 Common Shares, valued at approximately $2.5 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under our equity compensation plan. These share awards to RMR LLC employees are in addition to the share awards made to our Managing Trustees, as Trustee compensation, and the fees we paid to RMR LLC. During 2020, we purchased 18,060 Common Shares, at the applicable closing price of the Common Shares on the Nasdaq on the dates of purchase, from certain of our officers and other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, we have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under our equity compensation plans. The aggregate value of the Common Share awards we so accelerated, measured as of the effective dates of acceleration, was approximately $89,049, in aggregate, for the year ended December 31, 2020. Additionally, each of our executive officers during 2020 received share awards of RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services in their capacities as officers or employees of RMR LLC.

Relationship with SIR and OPI. Effective December 31, 2018, Select Income REIT ("SIR") merged with and into a subsidiary of OPI. Adam Portnoy is also a managing trustee of OPI and was a managing trustee of SIR prior to its merger with OPI's subsidiary. RMR LLC provided management services to SIR until its merger with OPI's subsidiary and continues to provide management services to OPI and to us. On December 27, 2018, SIR distributed all 45,000,000 of our common shares that SIR owned to SIR's shareholders of record on December 20, 2018. As a result of the merger, OPI succeeded to all of SIR's rights and obligations, including with respect to SIR's agreements with us.

OPI and SIR owed us approximately $1.5 million as of December 31, 2019 for rents that they collected on our behalf from certain of our tenants. A predecessor of OPI owned those properties and those tenants first became tenants at those properties prior to our ownership. OPI paid these amounts due to us or collected on our behalf in January 2020. As of December 31, 2020, OPI has no obligations to us with respect to rents collected on our behalf.

Relationship with AIC. Until its dissolution on February 13, 2020, we, ABP Trust, and five other companies to which RMR LLC provides management services owned AIC in equal amounts. Certain of our Trustees and certain directors or trustees of the other AIC shareholders served on the board of directors of AIC until its dissolution. We recorded a partial liquidating distribution from AIC of approximately $0.3 million in June 2020.

The foregoing descriptions of our agreements with RMR LLC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

     2021 Proxy Statement    A-5

THANK YOU

Thank you for being a shareholder of Industrial Logistics Properties Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 1, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 1, 2021. Have your proxy card in hand when you call and then follow the instructions. INDUSTRIAL LOGISTICS PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Industrial Logistics Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING DuringtheMeeting-Goto https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/ You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Industrial Logistics Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D46114-P54114 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INDUSTRIAL LOGISTICS PROPERTIES TRUST 1. Election of Trustee. For Withhold Nominee (for Independent Trustee): Joseph L. Morea ! ! For Against Abstain ! ! ! ! ! ! 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR the Nominee for Trustee in Proposal 1 and FOR Proposals 2 and 3.

INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 2, 2021, 9:30 a.m., Eastern time Industrial Logistics Properties Trust Virtually via the Internet at https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/ Please see the Proxy Statement for attendance instructions. The 2021 Annual Meeting of Shareholders of Industrial Logistics Properties Trust will address the following items of business: 1. 2. 3. Election of the Trustee named in the Proxy Statement to the Company's Board of Trustees. Advisory vote to approve executive compensation. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. D46115-P54114 INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 2, 2021, 9:30 a.m., Eastern time Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Shareholders of Industrial Logistics Properties Trust (the "Company"), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Industrial Logistics Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/, on June 2, 2021, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 1, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 1, 2021. Have your proxy card in hand when you call and then follow the instructions. INDUSTRIAL LOGISTICS PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Industrial Logistics Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING DuringtheMeeting-Goto https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/ You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Industrial Logistics Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D46114-P54114 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INDUSTRIAL LOGISTICS PROPERTIES TRUST 1. Election of Trustee. For Withhold Nominee (for Independent Trustee): Joseph L. Morea ! ! For Against Abstain ! ! ! ! ! ! 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR the Nominee for Trustee in Proposal 1 and FOR Proposals 2 and 3.

INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 2, 2021, 9:30 a.m., Eastern time Industrial Logistics Properties Trust Virtually via the Internet at https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/ Please see the Proxy Statement for attendance instructions. The 2021 Annual Meeting of Shareholders of Industrial Logistics Properties Trust will address the following items of business: 1. 2. 3. Election of the Trustee named in the Proxy Statement to the Company's Board of Trustees. Advisory vote to approve executive compensation. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. D46115-P54114 INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 2, 2021, 9:30 a.m., Eastern time Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Shareholders of Industrial Logistics Properties Trust (the "Company"), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Industrial Logistics Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.viewproxy.com/IndustrialLogisticsPropertiesTrust/2021/, on June 2, 2021, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.